SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 23, 2004



                          Sutter Holding Company, Inc.

             (Exact name of registrant as specified in its charter)



           Delaware                   1-15733                 59-2651232
        (State or other             (Commission            (I.R.S. Employer
jurisdiction of incorporation)      File Number)           Identification No.)


    220 Montgomery Street, Suite 2100, San Francisco, California    94104
          (Address of principal executive offices)                (zip code)

                                 (415) 788-1441
                         (Registrant's telephone number,
                              including area code)



                       (Former name or former address, if
                          changed since last report.)

Item 7.01 Regulation FD Disclosure.


As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, the Registrant announced it has signed a definitive agreement to acquire FLF, Inc. d/b/a Diversified Risk Insurance Brokers, a commercial property & casualty insurance broker based in Emeryville, California. Attached is a press release describing the transaction.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Item No.    Description

99.1        Press Release







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: November 23, 2004          SUTTER HOLDING COMPANY, INC

                                  By: s/ MICHAEL COLLINS
                                      ------------------
                                      Michael Collins,
                                      President






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